Debt Obligations	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt Obligations
Debt Obligations

Our outstanding debt consists of the following as of December 31, 2016:

	AMID	JPE	8.5% Senior	3.77% Senior
	Revolving Credit	Revolving Credit	Notes due	Notes due	Other
	Agreement (1)	Agreement (1)	2021	2031	Debt	Total
	(in thousands)
Balance	$711,250	$177,000	$300,000	$60,000	$3,762	$1,252,012
Less unamortized deferred financing costs and discount	—	—	(8,691)	(2,345)	—	(11,036)
Subtotal	711,250	177,000	291,309	57,655	3,762	1,240,976
Less current portion	—	—	—	(1,676)	(3,762)	(5,438)
Non-current portion	$711,250	$177,000	$291,309	$55,979	$—	$1,235,538

Our outstanding debt consists of the following as of December 31, 2015:

	AMID	JPE
	Revolving Credit	Revolving Credit	Other
	Agreement (1)	Agreement (1)	Debt	Total
	(in thousands)
Balance	$525,100	$162,000	$3,498	$690,598
Less current portion	—	—	(2,758)	(2,758)
Non-current portion	$525,100	$162,000	$740	$687,840

______________________
(1) Unamortized deferred financing costs related to the Credit Agreement are included in Other assets, net.

AMID Credit Agreement

Effective as of April 25, 2016, the Partnership entered into the Second Amendment to the Amended and Restated Credit Agreement (as amended, the "Credit Agreement"), which provides for maximum borrowings up to $750.0 million, with the ability to further increase the borrowing capacity to $900.0 million subject to lender approval. We can elect to have loans under our Credit Agreement bear interest either at a Eurodollar-based rate, plus a margin ranging from 2.00% to 3.25% depending on our total leverage ratio then in effect, or a base rate which is a fluctuating rate per annum equal to the highest of (i) the Federal Funds Rate plus 0.50%, (ii) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate," or (iii) the Eurodollar Rate plus 1.00% plus a margin ranging from 1.00% to 2.25% depending on the total leverage ratio then in effect. We also pay a commitment fee of 0.50% per annum on the undrawn portion of the revolving loan under the Credit Agreement.

Our obligations under the Credit Agreement are secured by a lien on substantially all of our assets. Advances made under the Credit Agreement are guaranteed on a senior unsecured basis by certain of our subsidiaries (the “Guarantors”). These guarantees are full and unconditional and joint and several among the Guarantors. The terms of the Credit Agreement include covenants that restrict our ability to make cash distributions and acquisitions in some circumstances. The remaining principal balance and any accrued and unpaid interest will be due and payable in full at maturity, on September 5, 2019.

On September 30, 2016, in connection with the 3.77% Senior Note Purchase Agreement described, the Partnership entered into the Limited Waiver and Third Amendment to the Credit Agreement, which among other things, (i) allows Midla Holdings (as defined below), for so long as the 3.77% Senior Notes are outstanding, to be excluded from guaranteeing the obligations under the Credit Agreement and being subject to certain convents thereunder, (ii) releases the lien granted under the original credit agreement on D-Day’s equity interests in Delta House FPS, LLC, and (iii) deems the equity interests in Delta House FPS, LLC to be excluded property under the Credit Agreement. All other terms under the Credit Agreement remain the same.

On November 18, 2016, the Partnership entered into the Fourth Amendment to the Amended and Restated Credit Agreement. The Fourth Amendment (i) modifies certain investment covenants to reflect the recently completed incremental acquisition of additional interests in Delta House Class A Units (ii) permits JPE’s existing credit facility (the “JPE Credit Facility”) to remain in place during the time period between (a) the consummation of the JPE Merger and (b) the payoff of the JPE Credit Facility, (iii) permits the joining of JPE and its subsidiaries as guarantors under the Credit Agreement, and (iv) permits the integration of JPE and its subsidiaries into the Partnership’s ownership structure.

The Credit Agreement contains certain financial covenants, including a consolidated total leverage ratio which requires our indebtedness not to exceed 4.75 times adjusted consolidated EBITDA for the prior twelve month period adjusted in accordance with the Credit Agreement (except for the current and subsequent two quarters after the consummation of a permitted acquisition, at which time the covenant is increased to 5.25 times adjusted consolidated EBITDA) and a minimum interest coverage ratio that requires our adjusted consolidated EBITDA to exceed consolidated interest charges by not less than 2.50 times. The financial covenants in our Credit Agreement may limit the amount available to us for borrowing to less than $750.0 million. In addition to the financial covenants described above, the Credit Agreement also contains customary representations and warranties (including those relating to organization and authorization, compliance with laws, absence of defaults, material agreements and litigation) and customary events of default (including those relating to monetary defaults, covenant defaults, cross defaults and bankruptcy events).

For the years ended December 31, 2016, 2015 and 2014, the weighted average interest rate on borrowings under our Credit Agreement was approximately 4.29%, 3.67%, and 3.80%, respectively.

As of December 31, 2016, our consolidated total leverage ratio was 4.07 and our interest coverage ratio was 7.43, which were both in compliance with the related requirements of our Credit Agreement. At December 31, 2016 and 2015, letters of credit outstanding under the Credit Agreement were $7.4 million and $1.8 million, respectively. As of December 31, 2016, we had approximately $711.3 million of borrowings and $7.4 million of letters of credit outstanding under the Credit Agreement resulting in $31.3 million of available borrowing capacity.

As of December 31, 2016, we were in compliance with the covenants included in the Credit Agreement. Our ability to maintain compliance with the leverage and interest coverage ratios included in the Credit Agreement may be subject to, among other things, the timing and success of initiatives we are pursuing, which may include expansion capital projects, acquisitions, or drop down transactions, as well as the associated financing for such initiatives.

The carrying value of amounts outstanding under the Credit Agreement approximates the related fair value, as interest charges vary with market rates conditions. On March 8, 2017, the Partnership entered into the Second Amended and Restated Credit Agreement, which increased our borrowing capacity from $750.0 million to $900.0 million and provided for an accordion feature that will permit, subject to the customary conditions, the borrowing capacity under the facility to be increased to a maximum of $1.1 billion.

JPE Credit Agreement

On February 12, 2014, we entered into the JPE Credit Agreement with Bank of America, N.A, which was available for refinancing and repayment of certain existing indebtedness, working capital, capital expenditures, permitted acquisitions and other general partnership purposes. The JPE Credit Agreement consisted of a $275.0 million revolving loan, which included a sub-limit of up to $100.0 million for letters of credit. The JPE Credit Agreement was scheduled to mature on February 12, 2019, but was paid off and terminated on March 8, 2017 in connection with the Partnership's acquisition of JPE.

Borrowings under the JPE Credit Agreement bore interest at a rate per annum equal to, at out option, either (a) a base rate determined by reference to the highest of (1) the federal funds effective rate plus 0.5%, (2) the prime rate of Bank of America, and (3) LIBOR, subject to certain adjustments, plus 1.00% or (b) LIBOR, in each case plus an applicable rate. The applicable rate was (a) 1.25% for prime rate borrowing and 2.25% for LIBOR borrowings. The commitment fee was subject to an adjustment each quarter based in the Consolidated Net Total Leverage Ratio, as defined in the related agreement. The carrying value of amounts outstanding under the JPE Credit Agreement approximates the related fair value, as interest charges vary with market rates conditions.

8.50% Senior Notes

On December 28, 2016, the Partnership and American Midstream Finance Corporation, our wholly-owned subsidiary (the “Co-Issuer” and together with the Partnership, the “Issuers”), completed the issuance and sale of the 8.50% Senior Notes. The 8.50% Senior Notes are jointly and severally guaranteed by the Partnership’s existing direct and indirect wholly owned subsidiaries (other than the Co-Issuer) and certain of the Partnership’s future subsidiaries (the “Guarantors”). The 8.50% Senior Notes rank equal in right of payment with all existing and future senior indebtedness of the Issuers, and senior in right of payment to any future subordinated indebtedness of the Issuers. The 8.50% Senior Notes were issued at par and provided approximately $294.0 million in proceeds, after deducting the initial purchasers' discount of $6.0 million. This amount was deposited into escrow pending completion of the JPE Merger and is included in Restricted cash on our consolidated balance sheets as of December 31, 2016. The Partnership also incurred $2.7 million of direct issuance costs resulting in net proceeds related to the 8.50% Senior Notes of $291.3 million.

Upon the closing of the JPE Merger and the satisfaction of other conditions related thereto, the restricted cash was released from escrow and was used to repay the JPE Credit Facility and to reduce borrowings under the Partnership’s Credit Agreement.

The 8.50% Senior Notes will mature on December 15, 2021 with interest payable in arrears on June 15 and December 15, commencing June 15, 2017.

At any time prior to December 15, 2018, the Issuers may redeem up to 35% of the aggregate principal amount of 8.50% Senior Notes, at a redemption price of 108.50% of the principal amount, plus accrued and unpaid interest to the redemption date, in an amount not greater than the net cash proceeds of one or more equity offerings by the Partnership, provided that:

•
at least 65% of the aggregate principal amount of the 8.50% Senior Notes remains outstanding immediately after such redemption (excluding 8.50% Senior Notes held by the Partnership and its subsidiaries); and

•	the redemption occurs within 180 days of the closing of each such equity offering.

Prior to December 15, 2018, the Issuers may redeem all or part of the 8.50% Senior Notes, at a redemption price equal to the sum of:

•	the principal amount thereof, plus

•	the make whole premium (as defined in the Indenture) at the redemption date, plus

•	accrued and unpaid interest, to the redemption date.

On and after December 15, 2018, the Issuers may redeem all or a part of the 8.50% Senior Notes, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if redeemed during the twelve-month period beginning on December 15 of the years indicated below:

Year	Percentage
2018	104.250%
2019	102.125%
2020 and thereafter	100.000%

The Indenture restricts the Partnership’s ability and the ability of certain of its subsidiaries to, among other things: (i) incur, assume or guarantee additional indebtedness, issue any disqualified stock or issue preferred units, (ii) create liens to secure indebtedness, (iii) pay distributions on equity securities, redeem or repurchase equity securities or redeem or repurchase subordinated securities, (iv) make investments, (v) restrict distributions, loans or other asset transfers from restricted subsidiaries, (vi) consolidate with or merge with or into, or sell substantially all of its properties to, another person, (vii) sell or otherwise dispose of assets, including equity interests in subsidiaries, (viii) enter into transactions with affiliates, (ix) engage in certain business activities and (x) enter into sale and leaseback transactions. These covenants are subject to a number of important exceptions and qualifications. If at any time the 8.50% Senior Notes are rated investment grade by either Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services and no Default or Event of Default (as each are defined in the Indenture) has occurred and is continuing, many of such covenants will terminate and the Partnership and its subsidiaries will cease to be subject to such covenants.
The carrying value of the 8.50% Senior Notes as of December 31, 2016 approximates the related fair value as of that date as the Senior Notes were issued on December 28, 2016.

3.77% Senior Notes

On September 30, 2016, Midla Financing, LLC ("Midla Financing"), American Midstream (Midla), LLC (“Midla”), and Mid Louisiana Gas Transmission LLC ("MLGT" and together with Midla, the "Note Guarantors") entered into a Note Purchase and Guaranty Agreement with certain institutional investors (the “Purchasers”) whereby Midla Financing issued $60.0 million in aggregate principal amount of 3.77% Senior Notes due June 30, 2031. Principal and interest on the 3.77% Senior Notes is payable in installments on the last business day of each quarter beginning June 30, 2017 with the remaining balance payable in full on June 30, 2031. The average quarterly principal payment is approximately $1.1 million. The 3.77% Senior Notes were issued at par and provided net proceeds of approximately $57.7 million after deducting related issuance costs of $2.3 million.

Net proceeds from the 3.77% Senior Notes are restricted and will be used to fund project costs incurred in connection with the construction of the Midla-Natchez Line, the retirement of Midla’s existing 1920’s pipeline, the move of our Baton Rouge operations to the MLGT system, and the reconfiguration of the DeSiard compression system and all related ancillary facilities. These proceeds can also be used to pay costs incurred in connection with the issuance of the 3.77% Senior Notes, and for general corporate purposes of Midla Financing. As of December 31, 2016, Restricted cash includes $24.5 million from the issuance of the 3.77% Senior Notes.

The Note Purchase Agreement includes customary representations and warranties, affirmative and negative covenants (including financial covenants), and events of default that are customary for a transaction of this type. Midla Financing must maintain a debt service reserve account containing six months of principal and interest payments, and Midla Financing and the Note Guarantors (including any entities that become guarantors under the terms of the 3.77% Senior Note Purchase Agreement) are restricted from making distributions until June 30, 2017, unless the debt service coverage ratio is not less than, and is not projected to be for the following 12 calendar months less than, 1.20:1.00, and unless certain other requirements are met.

In connection with the 3.77% Senior Note Purchase Agreement, the Note Guarantors guaranteed the payment in full of all Midla Financing’s related obligations. Also, Midla Financing and the Note Guarantors granted a security interest in substantially all of their tangible and intangible personal assets, including the membership interests in each Note Guarantor held by Midla Financing, and Midla Holdings pledged the membership interests in Midla Financing to the Collateral Agent.

As of December 31, 2016, the fair value of the 3.77% Senior Notes was $54.6 million. This estimate was based on similar private placement transactions along with changes in market interest rates which represent a Level 2 measurement.